Financial Instruments And Risk Management (Summary Of Offsetting Liabilities) (Details) (Commodity Contract [Member], USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Commodity Contract [Member]
Offsetting Liabilities [Line Items]
Gross Amounts of Recognized Liabilities	$ 1,170	$ 300	$ 3,786
Gross Amounts Offset in the Consolidated Balance Sheet	(82)	(9)	(3,684)
Net Amounts of Liabilities Presented in the Consolidated Balance Sheet	$ 1,088	$ 291	$ 102